                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549
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                                    FORM 8-K


                                 CURRENT REPORT
                    PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event repotrted)      July 2, 1997
                                                          ------------------



                         DELMARVA POWER & LIGHT COMPANY
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               (Exact Name of Registrant as Specified in Charter)





           Delaware and Virginia           I-1405             51-0084283
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        (State or Other Jurisdiction    (Commission       (IRS Employer)
             of Incorporation)          File Number)      Identification No.)




     800 King Street, P.O. Box 231, Wilmington, Delaware              19899
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          (Address of Principal Executive Offices)                  (Zip Code)




        Registrant's Telephone Number, Including Area Code  302-429-3448
                                                            ------------




                                      None
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

	The following was released by the Company on July 2, 1997:

*                     *                     *
                    Delmarva Power Reviews Business Strategy
          Growth Initiatives Expected To Impact 1997 and 1998 Earnings

At a meeting today in New York with electric utility analysts, Howard Cosgrove, Delmarva Power chairman, president, and chief executive officer, discussed the importance of his company's plans to make investments today to grow shareholder value in the future.

"Delmarva Power has developed strategies to be a prominent regional player in selling energy and premium energy-related products and services," said Mr. Cosgrove. "To be successful with the coming deregulation of electric utility markets, it is essential that we act now and become a leader in the marketplace with well-recognized, branded products and services."

Since last winter, Delmarva Power has been implementing growth initiatives. These initiatives involve investments in infrastructure systems, marketing/branding programs, and new businesses, which offer expanded products and services.

"As a result of our investments," said Mr. Cosgrove, "we anticipate
1997 and 1998 earnings per share, assuming normal weather and the timely restart of the Salem Nuclear Power Plant, to be approximately
10 cents to 15 cents lower than the current consensus Wall Street forecast of $1.76 for 1997 and $1.87 for 1998. Beyond 1998, we expect that our investments will yield new revenue streams that will result in earnings growth which will be significantly above industry average."

Mr. Cosgrove indicated to analysts that he felt confident about his company's chances for success in the changing electric utility industry. "We have an integrated marketing strategy that leverages off our strategic assets, we set our sights on a very attractive target market and we have set realistic goals, and we have put in place the needed management systems and expertise in our new businesses. In fact, we have already achieved success selling energy and related services outside our traditional service territory."


This news release contains certain forward-looking statements, which are based on Delmarva Power management's beliefs as well as assumptions concerning future events. Readers are cautioned not to put undue reliance on such forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are beyond Delmarva Power's control, that could cause actual results to differ materially from such statements. For more information concerning such uncertainties and other factors, please see Delmarva Power's filings with the Securities and Exchange Commission. Delmarva Power disclaims any intention or obligation to update or revise forward-looking statements, whether as results of new information, future events, or otherwise.

*                      *                      *
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                                   SIGNATURE



	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                Delmarva Power & Light Company
                                                ------------------------------
                                                          (Registrant)



Date:   July 2, 1997                            /s/DALE G. STOODLEY
                                          ------------------------------------
                                                          Dale G. Stoodley
                                                          Vice President and
                                                          General Counsel

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